                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 25, 2000


                              LSI LOGIC CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                       0-11674                 94-2712976
----------------------------     ------------------------    -------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION                                       IDENTIFICATION NO.)
      OR ORGANIZATION)


                             1551 MCCARTHY BOULEVARD
                           MILPITAS, CALIFORNIA 95035
          -------------------------------------------------------------
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 433-8000


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

     The information that is set forth in the Registrant's Press Release dated January 25, 2000 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

  99.1       Text of Press Release dated January 25, 2000

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LSI LOGIC CORPORATION
                                            A Delaware Corporation


Dated: January 26, 2000                     By: /s/ David E. Sanders
                                                --------------------------------
                                                David E. Sanders
                                                Vice President, General Counsel
                                                and Secretary

                                  EXHIBIT INDEX


Exhibit
Number              Description
-------             -----------
 99.1               Text of Press Release dated January 25, 2000.